UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

February 3, 2004

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. Results Of Operations And Financial Condition.

The information set forth under “Item 12. Results Of Operations And Financial Condition,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Chicago Mercantile Exchange Holdings Inc., dated February 3, 2004, reporting Chicago Mercantile Exchange Holdings Inc.’s financial results for the fourth quarter and year ending December 31, 2003.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
Registrant

Date: February 3, 2004

	By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin
Managing Director, General Counsel & Corporate Secretary